UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2017

Oppenheimer Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12043	98-0080034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street

New York, New York 10004

(Address of Principal Executive Offices) (Zip Code)

(212) 668-8000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended  transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On September 15, 2017, Oppenheimer Holdings Inc. announced that it had extended its offer to exchange any and all outstanding unregistered 6.75% Senior Secured Notes due 2022 for up to $200,000,000 in aggregate principal amount of its 6.75% Senior Secured Notes due 2020 that have been registered under the Securities Act of 1933, as amended, to 5:00 p.m., New York City time, on Monday, September 18, 2017, unless further extended.

A copy of the announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
99.1	Announcement dated September 15, 2017.

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Announcement dated September 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oppenheimer Holdings Inc.

By:	/s/ Jeffrey J. Alfano
	Name:	Jeffrey J. Alfano
	Title:	Chief Financial Officer (Duly Authorized Officer)

Date: September 15, 2017